                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 17, 2000


                          Discover Card Master Trust I
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)




      Delaware                    0-23108                     51-0020270
      --------                    -------                     ----------
     (State of                  (Commission                  (IRS Employer
   Organization)                File Number)               Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                             19720
----------------------------------------------                   -----
(Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

Item 5.  Other Events

               Series 2000-8. On October 17, 2000, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $750,000,000 aggregate principal amount of Series 2000-8 Floating Rate Class A Credit Card Pass-Through Certificates and $39,474,000 aggregate principal amount of Series 2000-8 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I. The series term sheet is attached hereto as Exhibit 99.

Item 7.  Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 99 Series Term Sheet dated October 17, 2000, with respect to the proposed issuance of the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-8.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Discover Card Master Trust I
                                        (Registrant)


                                      By:  Discover Bank
                                           (Originator of the Trust)



Date:  October 17, 2000                    By:  /s/ Michael F. Rickert
                                               ---------------------------------
                                               Michael F. Rickert
                                               Assistant Vice President
                                               and Assistant Treasurer

                                INDEX TO EXHIBITS

Exhibit        Description                                                Page
-------        -----------                                                ----

Exhibit 99     Series Term Sheet dated October 17, 2000, with respect       5
               to the proposed issuance of the Floating Rate Class A
               Credit Card Pass-Through Certificates and the Floating
               Rate Class B Credit Card Pass-Through Certificates of
               Discover Card Master Trust I, Series 2000-8.